Altrius Enhanced Income Fund

Class A (Ticker Symbol: KEUAX)

Class C (Ticker Symbol: KEUCX)

Class I (Ticker Symbol: KEUIX)

MarketGrader 100 Enhanced Index Fund

Class A (Ticker Symbol: KHMAX)

Class C (Ticker Symbol: KHMCX)

Class I (Ticker Symbol: KHMIX)

Each a series of Investment Managers Series Trust II

Supplement dated January 31, 2018, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated May 1, 2017, as supplemented.

Removal of Redemption Fee

Effective February 1, 2018 (the “Effective Date”), the redemption fee for each of the Altrius Enhanced Income Fund (the “Altrius Fund”) and the MarketGrader 100 Enhanced Index Fund (the “MarketGrader Fund”) will be removed. Accordingly, as of the Effective Date, all references to the redemption fees in the Prospectus are deleted in their entirety.

Removal of Sub-Advisor for Altrius Fund

Effective April 24, 2018, Two Fish Capital Management, LLC (“Two Fish”) will no longer serve as a sub-advisor to the Altrius Fund. However, effective immediately, Kaizen Advisory, LLC (“Kaizen”) will take over day-to-day management of the Altrius Fund’s enhanced income strategy previously managed by Two Fish. As a result, effective immediately, all references to Two Fish with respect to the Altrius Fund’s enhanced income strategy are replaced with references to Kaizen. Altrius Capital Management, LLC will continue to serve as a sub-advisor to the Altrius Fund and manage the unconstrained bond strategy. Effective April 24, 2018, all remaining references to Two Fish contained in the Prospectus and SAI are deleted in their entirety.

Update to Strategy for Altrius Fund

The last paragraph under the “Enhanced Income Strategy” for the Altrius Fund on page 12 and page 28 of the Prospectus is deleted in its entirety and replaced with the following:

The return to the Fund from the sale of put options is limited to the amount of option premiums it receives, while the Fund can lose up to the entire strike price at expiration of each option it sells. To seek to mitigate risk, the Fund limits its notional exposure (i.e., put option contracts sold multiplied by the strike price of each contract multiplied by 100 shares per contract) to 100% of the market value of the Fund’s bond positions, in aggregate.

Information on MarketGrader Fund

Effective immediately, the following clarifying sentence is added to the “Index Risk” on page 21 and the “Index risk (MarketGrader 100 Enhanced Index Fund)” on 39 of the Prospectus:

Since the Underlying Index represents only 100 stocks, the performance of an individual stock may have a greater effect on the Fund’s market value, therefore potentially making the Fund’s performance more volatile than that of a fund that tracks an index with a larger number of constituents, such as the S&P 500 Index.

Please file this Supplement with your records.